Income Taxes	3 Months Ended
Mar. 31, 2022
Income Tax Disclosure [Abstract]
INCOME TAXES

16. INCOME TAXES

The tax expense and the effective tax rate resulting from operations were as follows:

	Three Months Ended
(In thousands)	March 31, 2022	March 31, 2021
Income (loss) before income taxes	$(24,751)	$(19,093)
Income tax expense	$352	$167
Effective tax rate	(1.42)%	(0.87)%

The increase in the effective tax rate for the three months ended March 31, 2022, compared to the three months ended March 31, 2021, is primarily due to the amount and mix of income (loss) from multiple tax jurisdictions and withholding taxes in excluded loss jurisdictions.

The Company’s recorded effective tax rate differs from the U.S. statutory rate primarily due to an increase in the domestic valuation allowance caused by tax losses, foreign withholding taxes, and foreign tax rate differentials from the U.S. domestic statutory tax rate.

The Company currently has valuation allowances recorded against its deductible temporary differences and net operating loss carryforwards in certain jurisdictions where the realizability of such deferred tax assets is substantially in doubt.  Each quarter, the Company assesses the likelihood that it will be able to recover its deferred tax assets. The Company considers available evidence, including significant events and transactions, both positive and negative, including reversing taxable temporary differences and forecasted earnings in assessing its need for a valuation allowance in each jurisdiction.  As a result of the Company’s analysis, it concluded that it is more likely than not that a portion of its deferred tax assets will not be realized. Therefore, the Company continues to provide a valuation allowance against its deferred tax assets in certain jurisdictions.  The Company continues to monitor available evidence and may reverse some or all its remaining valuation allowance in future periods, if appropriate.  The Company has a recorded valuation allowance against its deferred tax assets of $86,694 thousand as of March 31, 2022, and $50,821 thousand as of March 31, 2021.